                     REVISED TERM SHEET DATED MAY 21, 1997

                        Green Tree Financial Corporation

               Certificates for Home Equity Loans, Series 1997-B

                           $327,051,721 (Approximate)


--------------------------------------------------------------------------------
 This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurances, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

                         TERM SHEET DATED MAY 21, 1997

                       Green Tree Financial Corporation

               Certificates for Home Equity Loans, Series 1997-B

                          $327,051,721 (Approximate)

                              Subject to Revision

SELLER/SERVICER:         Green Tree Financial Corporation ("Green Tree").

TRUSTEE:                 First Trust National Association

UNDERWRITERS:            Lehman Brothers (Lead), Merrill Lynch (Co), Salomon Brothers (Co)

                                         Ratings              WAL            Exp Final
                       Amount          (S&P/Fitch)       at 100% Base*       Maturity
                    -----------        -----------       -------------       ---------
To Call:
  A-1 ARM           $36,462,000         AAA / AAA            3.17              9/15/06
  A-1               $27,998,000         AAA / AAA            0.45              3/15/98
  A-2               $36,641,000         AAA / AAA            1.08             10/15/98
  A-3               $62,724,000         AAA / AAA            2.05              3/15/00
  A-4               $20,556,000         AAA / AAA            3.05             10/15/00
  A-5               $56,200,000         AAA / AAA            5.03              7/15/06
  A-6               $40,682,000         AAA / AAA            6.37              5/15/06
  M-1               $17,988,000         AA / AA+             9.38             10/15/06
  M-2               $11,447,000         A / A+               9.38             10/15/06
  B-1               $11,447,000         BBB / BBB+           5.14              5/15/05
  B-2                $4,906,721         A- / A               9.15             10/15/06
To Maturity
  M-1               $17,988,000         AA / AA+            10.72             12/15/09
  M-2               $11,447,000         A / A+              14.81              4/15/27
  B-2                $4,906,721         A- / A              12.12              4/15/27

CUT-OFF DATE:            April 30, 1997 (or the date of origination, if later)

EXP. PRICING:            May 23, 1997

EXP. SETTLEMENT:         May 29, 1997

LEGAL FINAL:             June 2028





__________________________
* 100% Base (100% Prepayment Assumption) assumes (a) for the fixed rate collateral, a constant prepayment rate of 4% per annum of the then outstanding principal balance of the Fixed Rate Contracts (defined herein) in the first month of the life of the Fixed Rate Contracts and an additional 1.45% (precisely, 16/11%) per annum in each month thereafter until the twelfth month. Beginning in twelfth month and in each month thereafter, the constant prepayment rate is 20% and (b) for the Adjustable Rate Contracts (defined herein), a constant prepayment rate of 5.6% per annum of the then outstanding principal balance of the Adjustable Rate Contracts in the first month of the life of the Adjustable Rate Contracts and an additional 2.04% (precisely, 22.4/11%) per annum in each month thereafter until the twelfth month. Beginning in twelfth month and in each month thereafter, the constant prepayment rate is 28%.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

INTEREST/PRINCIPAL:          The 15th day of each month (or if such 15th day is
                             not a business day, the next succeeding business
                             day) commencing on June 15, 1997.

ERISA: Class A Certificates are ERISA eligible. The M-1, M-2, B-1, and B-2 Certificates will not be sold to benefit plans unless such plans deliver a legal opinion to the Trustee stating that assets of the Trust are not deemed "plan assets".

TAX STATUS:                  The Trust will elect to be treated as a REMIC for
                             federal income tax purposes.

CREDIT ENHANCEMENT:          Class A:    14.00% subordination (Class M-1, M-2,
                                         B-1 and B-2) & Residual (Class C)
                             Class M-1:  8.50% subordination (Class M-2, B-1,
                                         and B-2) & Residual (Class C)
                             Class M-2:  5.00% subordination (Class B-1 and
                                         B-2) & Residual (Class C)
                             Class B-1:  1.50% subordination (Class B-2) &
                                         Residual (Class C)
                             Class B-2:  Limited Guaranty plus Residual (Class
                                         C)

DISTRIBUTIONS:               The Amount Available will generally consist of
                             payments made on or in respect of the Home Equity
                             Contracts and will include amounts otherwise payable to the Servicer (as long as Green Tree is the Servicer) as the Monthly Servicing Fee with respect to the Home Equity Contracts, and to the Class C Certificateholder.

                             The Amount Available will generally be applied first to the distributions to the Class A Certificateholders, then to the Class M Certificateholders, and then to the Class B Certificateholders.

                             Class A Certificates are senior to Class M and Class B Certificates. Class M Certificates are senior to the Class B Certificates.

CLASS A INTEREST:            Interest will be paid concurrently on each Class
                             of Class A Certificates at the related
                             Pass-Through Rate on the then outstanding related
                             Class Principal Balance. Interest will accrue from the Settlement Date, or from the most recent
                             Payment Date on which interest has been paid to but excluding the following Payment Date. Each
                             Class of Class A Certificates will bear interest at a fixed Pass-Through Rate calculated on a 30/360 basis with the exception of the Class A-1
                             ARM Certificates which will bear interest at a variable Pass-Through Rate calculated on an actual/360 basis.

                             Interest shortfalls will be carried forward, and will bear interest at the applicable Class A Pass-Through Rate, to the extent legally permissible.

Recipients must read the statement printed on the attached cover.  Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

CLASS A PRINCIPAL:           After payment of all interest distributable to the
                             Class A Certificateholders, the ARM Formula
                             Principal Distribution Amount will be distributed to the Class A-1 ARM Certificateholders and the Senior Percentage of the Formula Principal
                             Distribution Amount less the A-6 Lockout
                             Distribution Amount as defined below will be distributed first to the Class A-1
                             Certificateholders, until the Class A-1 Principal
                             Balance has been reduced to zero, then to the Class A-2 Certificateholders until the Class A-2
                             Principal Balance has been reduced to zero, and then to the Class A-3 Certificateholders until the Class A-3 Principal Balance has been reduced to zero, then to the Class A-4 Certificateholders until the Class A-4 Principal Balance has been reduced to zero, and then to the Class A-5
                             Certificateholders until the Class A-5 Principal
                             Balance has been reduced to zero.

                             The Class A-6 Certificateholders are entitled to receive payments of the Class A-6 Lockout Distribution Amount specified below, provided, that if on any Payment Date the Class A-5 Certificate Principal Balance is zero, the Certificateholders of the Class A-6 Certificates will be entitled to receive the entire Formula Principal Distribution Amount less the amount, if any, distributed in payment of principal on the Class A-5 Certificates on such Payment Date.

                             The "Class A-6 Lockout Distribution Amount" for any Payment Date will be the product of (i) the applicable Class A-6 Lockout Percentage for such Payment Date and (ii) the Class A-6 Lockout Pro Rata Distribution Amount for such Payment Date.

                             The "Class A-6 Lockout Percentage" for each
                             Payment Date shall be as follows:

                             Payment Dates            Lockout Percentage

                             June 1997 - May 2000           0%
                             June 2000 - May 2002           20%
                             June 2002 - May 2003           80%
                             June 2003 - May 2004           100%
                             June 2004 and thereafter       300%

                             The "Class A-6 Lockout Pro Rata Distribution
                             Amount" for any Payment Date will be an amount equal to the lesser of (1) the product of (x) a fraction, the numerator of which is the Certificate Principal Balance of the Class A-6 Certificates immediately prior to such Payment Date and the denominator of which is the aggregate Certificate Balance of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, (y) the Senior Percentage of the Formula Principal Distribution Amount and (z) the Class A-6 Lockout Percentage and (2) the Class A-6 Principal Balance immediately preceding such Payment Date.

Recipients must read the statement printed on the attached cover.  Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

Payment Dates                The Senior Percentage will equal 100% if any of
                             the following exist:
                             i)    it is prior to June 2000;
                             ii)   the Class B Principal Balance represents less
                                   than 10.00% of the Scheduled Principal
                                   Balance; and
                             iii)  each Class B Principal Distribution Test
                                   (See below) is not satisfied.

                             Otherwise, the Senior Percentage will equal a fraction, the numerator of which is the sum of the Class A Principal Balance (excluding the Class A-1 ARM Principal Balance) and the Class M Principal Balance for a given Payment Date, and the denominator of which is the Scheduled Principal Balance for the immediately preceding Payment Date.

CLASS M-1 INTEREST:          After payment of Class A Distribution  Amount,
                             interest will be paid to the Class M-1
                             Certificateholders in an amount equal to the product of (a) the Class M-1 Pass-Through Rate and
                             (b) the then outstanding Class M-1 Principal
                             Balance less the Class M-1 Liquidation Loss
                             Principal Amount. Interest will accrue from the Settlement Date, or from the most recent Payment
                             Date on which interest has been paid, to but excluding the following Payment Date. Interest will be computed on 30/360 basis.

                             Interest shortfalls will be carried forward, and will bear interest at the Class M-1 Pass-Through Rate, to the extent legally permissible.

CLASS M-1 PRINCIPAL:         Class M-1 Certificateholders will not receive
                             principal until the Class A Principal Balance has been reduced to zero. At that time, the Class M-1
                             Certificateholders will be entitled to receive the Senior Percentage of the Formula Principal
                             Distribution Amount, until the Class M-1 Principal
                             Balance has been reduced to zero.

CLASS M-2 INTEREST:          After payment of Class A and Class M-1
                             Distribution Amounts, interest will be paid to the Class M-2 Certificateholders in an amount equal to the product of (a) the Class M-2 Pass-Through Rate and (b) the then outstanding Class M-2 Principal
                             Balance less the Class M-2 Liquidation Loss
                             Principal Amount. Interest will accrue from the Settlement Date, or from the most recent Payment
                             Date on which interest has been paid, to but excluding the following Payment Date. Interest will be computed on 30/360 basis.

                             Interest shortfalls will be carried forward, and will bear interest at the Class M-2 Pass-Through Rate, to the extent legally permissible.

CLASS M-2 PRINCIPAL:         Class M-2 Certificateholders will not receive
                             principal until the Class A and Class M-1
                             Principal Balances have been reduced to zero. At that time the Class M-2 Certificateholders will be entitled to receive the Senior Percentage of the Formula Principal Distribution Amount, until the
                             Class M-2 Principal Balance has been reduced to zero.

CLASS B-1 INTEREST:          After payment of Class A, Class M-1 and Class M-2
                             Distribution Amounts, interest will be paid to the Class B-1 Certificateholders in an amount equal to the product of (a) the Class B-1 Pass-Through Rate and (b) the then outstanding Class B-1 Principal
                             Balance less the Class B-1 Liquidation Loss
                             Principal Amount. Interest will accrue from the Settlement Date, or from the most recent Payment
                             Date on which interest has been paid, to but excluding the following Payment Date. Interest will be computed on 30/360 basis.

                             Interest shortfalls will be carried forward, and will bear interest at the Class B-1 Pass-Through Rate, to the extent legally permissible.

Recipients must read the statement printed on the attached cover.  Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

CLASS B-1 PRINCIPAL:         The Class B-1 Certificateholders will not receive
                             principal payments until the Class B Cross-over
                             Date. At that time, to the extent of the amount available after payment of the Class A and Class M
                             Distribution Amounts and Class B-1 interest, Class
                             B-1 Certificateholders will receive the Class B
                             Percentage of the Formula Principal Distribution
                             Amount until the Class B-1 Principal Balance has been reduced to zero.

                             The Class B Percentage will be equal to 100% minus the Senior Percentage. The Class B Percentage after the Class A and Class M Principal Balances have been reduced to zero will be equal to 100%.

CLASS B-2 INTEREST:          After payment of Class A, Class M-1, Class M-2 and
                             Class B-1 Distribution Amounts, interest will be paid to the Class B-2 Certificateholders in an amount equal to the product of (a) the Class B-2
                             Pass-Through Rate and (b) the then outstanding
                             Class B-2 Principal Balance less the Class B-2
                             Liquidation Loss Principal Amount. The Limited
                             Guaranty will be available to pay interest to the Class B-2 Certificateholders if the Amount
                             Available is not sufficient. Interest will accrue from the Settlement Date, or from the most recent
                             Payment Date on which interest has been paid, to but excluding the following Payment Date.

                             Interest will be computed on 30/360 basis.
                             Interest shortfalls will be carried forward, and will bear interest at the Class B-2 Pass-Through Rate, to the extent legally permissible.

CLASS B-2 PRINCIPAL:         The Class B-2 Certificateholders will not receive
                             principal payments until the Class B-1 Principal
                             Balance has been reduced to zero. At that time, if each Class B Principal Distribution Test is satisfied (unless the Class A and Class M
                             Principal Balances have been reduced to zero), to the extent of the amount available after payment of the Class A, the Class M and the Class B-1
                             Distribution Amounts and any amounts actually paid under the Class B-2 Limited Guaranty, the Class
                             B-2 Certificateholders will receive the Class B
                             Percentage of the Formula Principal Distribution
                             Amount until Class B-2 Principal Balance has been reduced to zero.

                             On each Payment Date, the Class B-2
                             Certificateholders will be entitled to receive pursuant to the Class B-2 Limited Guaranty, the Class B-2 Liquidation Loss Principal Amount until the Class B-2 Principal Balance has been reduced to zero.

LOSSES ON LIQUIDATED
   HE CONTRACTS:             If Net Liquidation Proceeds from Liquidated
                             Contracts in the respective collection period are less than the Scheduled Principal Balance of such Liquidated Contract plus accrued and unpaid interest thereon, the deficiency will be absorbed by the Class C Certificateholder, then the Guaranty Fee otherwise payable to the Company, then the Monthly Servicing Fee otherwise payable to the Servicer (as long as Green Tree is the Servicer), then the Class B-2 Certificateholders, then the Class B-1 Certificateholders, then the Class M-2 Certificateholders, then the Class M-1
                             Certificateholders and then the Class A
                             Certificateholders.

CLASS B-2 LIMITED GUARANTY:  To the extent that the Amount Available is not sufficient, the Limited Guaranty will be available to pay the Class B-2 Liquidation Loss principal Amount and the Class B-2 Distribution Amount. The Class B-2 Limited Guaranty will be an unsecured general obligation of the Company.

Recipients must read the statement printed on the attached cover.  Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

CLASS B PRINCIPAL            (i)    the average of the Sixty-Day Delinquency
 DISTRIBUTION TESTS:                Ratio as of the Payment Date and the prior
                                    two Payment Dates must not exceed 6%;
                             (ii)   the average of the Thirty-Day Delinquency
                                    Ratio as of the Payment Date and the prior two Payment Dates must not exceed 12%;
                             (iii)  the Cumulative Realized Losses as of given
                                    Payment Date must not exceed 7.5%;
                             (iv)   the Current Realized Loss Ratio as of given
                                    Payment Date must not exceed 2.0%; and
                             (v)    the Class B Principal Balance divided by the
                                    Pool Scheduled Principal Balance of as of the immediately preceding Payment Date must be equal to or greater than 10.00%.

Recipients must read the statement printed on the attached cover.  Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

                             HOME EQUITY CONTRACTS

     The Home Equity Contracts consist of both fixed rate and adjustable rate closed-end home equity contracts. The adjustable rate closed-end home equity contracts are subject to interest rate adjustments after an initial six month, twenty-four month or thirty-six month period. The loans subject to adjustment after an initial six months and twenty-four months are referred to herein as "Adjustable Rate Contracts". All Home Equity Contracts which are not Adjustable Rate Contracts are referred herein as "Fixed Rate Contracts". The obligations of the Obligor under each Home Equity Contract are secured by the related real estate.

                              FIXED RATE CONTRACTS

          Number of Fixed Rate Contracts                  5,575
          Wgt. Avg. Contract Rate:                        12.15%
          Range of Rates:                         6.00% - 18.00%
          Wgt. Avg. Orig. Maturity:                         221
          Wgt. Avg. Rem. Maturity:                          220
          Avg. Rem. Princ. Balance:                  $52,123.59
          Weighted Average 2nd Mortgage Ratio              32.8%
          Wgt. Avg. LTV                                    70.0%
          Wgt. Avg. CLTV:                                  85.5%

                GEOGRAPHIC DISTRIBUTION OF MORTGAGE PROPERTIES -
                              FIXED RATE CONTRACTS

                                                                                   % of Fixed Rate Contracts
                                    % of Fixed Rate                                            by
                     Number of        Contracts by         Aggregate Principal            Outstanding
State                Contracts    Number of Contracts      Balance Outstanding         Principal Balance
-----                ---------    -------------------      -------------------     -------------------------

 NC                        469              8.41%            $ 25,093,207.52                  8.64%
 GA                        437              7.84%            $ 23,575,144.10                  8.11%
 OH                        399              7.16%            $ 22,168,583.98                  7.63%
 FL                        332              5.96%            $ 17,032,998.73                  5.86%
 MI                        271              4.86%            $ 16,911,353.01                  5.82%
 PA                        304              5.45%            $ 16,810,039.77                  5.78%
 IL                        309              5.54%            $ 16,805,694.19                  5.78%
 VA                        292              5.24%            $ 16,500,992.88                  5.68%
 MD                        297              5.33%            $ 16,383,889.15                  5.64%
 AL                        336              6.03%            $ 15,890,204.80                  5.47%
 Other States            2,129             38.19%            $103,416,890.08                 35.59%
   Total (1)             5,575            100.00%            $290,588,998.21                100.00%
---------------

* No one State in this category constitutes more than 5% of the Outstanding Principal Balance of the Fixed Rate Contracts.

                  YEAR OF ORIGINATION OF FIXED RATE CONTRACTS

                                                                        % of Fixed Rate
                             Number of     Aggregate Principal     Contracts by Outstanding
Year of Origination          Contracts     Balance Outstanding         Principal Balance
-------------------          ---------     -------------------     ------------------------
        1994                      2            $142,992.51                  0.05%
        1995                      7            $296,071.71                  0.10%
        1996                     185          $9,459,952.74                 3.26%
        1997                    5,381        $280,689,981.25               96.59%
             Total              5,575        $290,588,998.21              100.00%

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

             DISTRIBUTION OF ORIGINAL FIXED RATE CONTRACT AMOUNTS

                                                                                   % of Fixed Rate Contracts
Original Fixed Rate Contract        Number of             Aggregate Principal       by Outstanding Principal
Amount (in Dollars)                 Contracts             Balance Outstanding               Balance
----------------------------        ---------             -------------------       ------------------------
Between $1-$25,000                    1,460                 $ 25,777,686.43                   8.87%
Between $25,001-$50,000               1,886                 $ 69,517,812.44                  23.92%
Between $50,001-$75,000               1,122                 $ 69,175,221.45                  23.81%
Between $75,001-$100,000                553                 $ 47,688,579.18                  16.41%
Between $100,001-$125,000               267                 $ 29,552,853.82                  10.17%
Between $125,001-$150,000               136                 $ 18,491,046.81                   6.36%
Between $150,001-$175,000                63                 $ 10,057,850.89                   3.46%
Between $175,001-$200,000                35                 $  6,483,838.74                   2.23%
Between $200,001-$225,000                20                 $  4,272,078.02                   1.47%
Between $225,001-$250,000                12                 $  2,864,599.80                   0.99%
Between $250,001-$275,000                 6                 $  1,572,366.66                   0.54%
Between $275,001-$300,000                 5                 $  1,423,746.96                   0.49%
Between $300,001-$325,000                 3                 $    929,779.62                   0.32%
Between $325,001-$350,000                 2                 $    682,719.48                   0.23%
Between $350,001-$375,000                 1                 $    361,250.00                   0.12%
Between $375,001-$400,000                 1                 $    382,339.59                   0.13%
Between $400,001-$425,000                 1                 $    418,500.00                   0.14%
Between $425,001-$450,000                 1                 $    437,395.35                   0.15%
Between $475,001-$500,000                 1                 $    499,332.97                   0.17%

       Total (1)                      5,575                 $290,588,998.21                 100.00%

----------------
(1) Percentages do not add to 100% due to rounding


                           FIXED RATE CONTRACT RATES

                                                                                   % of Fixed Rate Contracts
Range of Fixed Rate Contracts       Number of             Aggregate Principal       by Outstanding Principal
by Contract Rates                   Contracts             Balance Outstanding               Balance
-----------------------------       ---------             -------------------      -------------------------
From 0%-8.500%                            5                 $    346,233.68                    0.12%
From 8.501%-9.000%                       25                 $  1,954,026.89                    0.67%
From 9.001%-9.500%                       38                 $  3,214,651.27                    1.11%
From 9.501%-10.000%                     165                 $ 13,879,999.84                    4.78%
From 10.001%-10.500%                    285                 $ 25,318,161.42                    8.71%
From 10.501%-11.000%                    405                 $ 29,941,015.00                   10.30%
From 11.001%-11.500%                    453                 $ 29,885,437.09                   10.28%
From 11.501%-12.000%                    617                 $ 37,745,169.35                   12.99%
From 12.001%-12.500%                    657                 $ 35,033,460.98                   12.06%
From 12.501%-13.000%                    937                 $ 43,430,428.81                   14.95%
From 13.001%-13.500%                    568                 $ 23,597,376.09                    8.12%
From 13.501%-14.000%                    587                 $ 21,661,563.26                    7.45%
From 14.001%-14.500%                    300                 $  9,287,440.33                    3.20%
From 14.501%-15.000%                    239                 $  7,129,648.36                    2.45%
Over 15.000%                            294                 $  8,164,385.84                    2.81%

       Total                          5,575                 $290,588,998.21                  100.00%


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

              REMAINING MONTHS TO MATURITY OF FIXED RATE CONTRACTS

                                                                       % of Fixed Rate
                    Number of              Aggregate Principal     Contracts by Outstanding
Months Remaining    Contracts              Balance Outstanding         Principal Balance
----------------    ---------              -------------------     ------------------------
  25-36                   2                  $     31,980.28                 0.01%
  37-48                   1                  $     14,733.40                 0.01%
  49-60                  48                  $    864,000.28                 0.30%
  61-72                  11                  $    263,237.22                 0.09%
  73-84                  35                  $    886,716.54                 0.31%
  85-96                  20                  $    373,585.71                 0.13%
 97-108                   4                  $    125,858.64                 0.04%
109-120                 436                  $ 10,847,947.73                 3.73%
121-132                   2                  $     31,135.42                 0.01%
133-144                  26                  $    989,629.92                 0.34%
145-156                   7                  $    285,909.73                 0.10%
157-168                   9                  $    329,095.90                 0.11%
169-180               2,897                  $148,039,532.50                50.94%
181-192                   4                  $    181,662.16                 0.06%
205-216                   5                  $    279,500.00                 0.10%
229-240               1,444                  $ 77,792,870.58                26.77%
289-300                 160                  $ 12,629,834.98                 4.35%
337-348                   3                  $    211,307.87                 0.07%
349-360                 461                  $ 36,410,459.35                12.53%
   Total              5,575                  $290,588,998.21               100.00%


                     LIEN POSITION OF FIXED RATE CONTRACTS


                                     % of Fixed Rate                                          % of Fixed Rate
                  Number of           Contracts by             Aggregate Principal       Contracts by Outstanding
                  Contracts        Number of Contracts         Balance Outstanding           Principal Balance
                  ---------        -------------------         -------------------       ------------------------
  First             3,117                 55.91%                  $216,058,570.18                    74.35%
  Second            2,440                 43.77%                  $ 74,176,319.59                    25.53%
  Third                18                  0.32%                  $    354,108.44                     0.12%
    Total           5,575                100.00%                  $290,588,998.21                   100.00%

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                           ADJUSTABLE RATE CONTRACTS


           Number of Adjustable Rate Contracts:             327
           Wgt. Avg. Contract Rate:                        9.87%
           Range of Rates:                          7.69%-14.40%
           Wgt. Avg. Orig. Maturity:                        356
           Wgt. Avg. Rem. Maturity:                         354
           Avg. Rem. Princ. Balance:               $ 111,506.80
           Wgt. Avg. LTV                                   83.3%
           Wgt. Avg. CLTV:                                 83.3%

               GEOGRAPHIC DISTRIBUTION OF MORTGAGE PROPERTIES -
                           ADJUSTABLE RATE CONTRACTS


                                 % of Adjustable Rate                                 % of Adjustable Rate
                Number of        Contracts by Number        Aggregate Principal     Contracts by Outstanding
State           Contracts           of Contracts            Balance Outstanding         Principal Balance
-----           ---------        --------------------       -------------------     ------------------------
 TX                 33                  10.09%                $ 4,109,387.92                11.27%
 MI                 51                  15.60%                $ 3,539,355.09                 9.71%
 CA                 18                   5.50%                $ 3,459,805.15                 9.49%
 GA                 23                   7.03%                $ 2,608,434.76                 7.15%
 CO                 16                   4.89%                $ 2,366,539.14                 6.49%
 OH                 27                   8.26%                $ 2,258,007.67                 6.19%
 Other States      159                  48.62%                $18,121,193.24                49.70%
   Total (1)       327                 100.00%                $36,462,722.97               100.00%
---------------

* No one State in this category constitutes more than 5% of the Sub-Pool HE Outstanding Principal Balance.
(1) Percentages do not add to 100% due to rounding



               YEAR OF ORIGINATION OF ADJUSTABLE RATE CONTRACTS

                                                                % of Adjustable Rate
                        Number of     Aggregate Principal     Contracts by Outstanding
Year of Origination     Contracts     Balance Outstanding         Principal Balance
-------------------     ---------     -------------------     ------------------------
      1996                  22           $ 3,297,905.13                9.04%
      1997                 305           $33,164,817.84               90.96%
         Total             327           $36,462,722.97              100.00%

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

           DISTRIBUTION OF ORIGINAL ADJUSTABLE RATE CONTRACT AMOUNTS

                                                                     % of Adjustable Rate
Original Adjustable Rate     Number of       Aggregate Principal   Contracts by Outstanding
 Contract                    Contracts       Balance Outstanding      Principal Balance
-------------------------    ---------       -------------------   -------------------------
Amount (in Dollars)
Less than $25,001                    4       $    95,934.94                 0.26%
Between $25,001-$50,000             40       $ 1,537,968.63                 4.22%
Between $50,001-$75,000             72       $ 4,485,946.43                12.30%
Between $75,001-$100,000            47       $ 4,073,051.25                11.17%
Between $100,001-$125,000           61       $ 6,884,379.25                18.88%
Between $125,001-$150,000           29       $ 3,918,889.01                10.75%
Between $150,001-$175,000           29       $ 4,659,419.58                12.78%
Between $175,001-$200,000           15       $ 2,799,867.68                 7.68%
Between $200,001-$225,000            9       $ 1,934,636.71                 5.31%
Between $225,001-$250,000            4       $   941,466.77                 2.58%
Between $250,001-$275,000            5       $ 1,295,951.55                 3.55%
Between $275,001-$300,000            5       $ 1,434,512.76                 3.93%
Between $300,001-$325,000            3       $   951,309.95                 2.61%
Between $325,001-$350,000            1       $   340,000.00                 0.93%
Between $350,001-$375,000            2       $   711,868.62                 1.95%
Between $375,001-$400,000            1       $   397,519.84                 1.09%
   Total (1)                       327       $36,462,722.97               100.00%
---------------

(1) Percentages do not add to 100% due to rounding


                ADJUSTABLE RATE CONTRACT CURRENT CONTRACT RATES

Range of Adjustable Rate                                         % of Adjustable Rate
 Contracts by Current        Number of    Aggregate Principal   Contracts by Outstanding
 Contract Rates              Contracts    Balance Outstanding     Principal Balance
-------------------------    ---------    -------------------   ------------------------
From 0.00%-8.00%                    17      $ 2,545,628.21             6.98%
From 8.01%-9.00%                    63      $ 6,667,444.94            18.29%
From 9.01%-10.00%                   98      $12,868,040.51            35.29%
From 10.01%-11.00%                  90      $ 9,413,233.88            25.82%
From 11.01%-12.00%                  46      $ 4,120,738.60            11.30%
From 12.01%-13.00%                   6      $   554,601.89             1.52%
From 13.01%-14.00%                   5      $   220,534.94             0.60%
Over 14.00%                          2      $    72,500.00             0.20%
   Total                           327      $36,462,722.97            100.00%

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

           REMAINING MONTHS TO MATURITY OF ADJUSTABLE RATE CONTRACTS

                                                                                                   % of Adjustable Rate
                                     Number of                Aggregate Principal                Contracts by Outstanding
Months Remaining                     Contracts                Balance Outstanding                    Principal Balance
-----------------------------  ------------------------- -------------------------------- -------------------------------------
169-180                                  8                      $   751,083.07                               2.06%
181-360                                 319                     $35,711,639.90                              97.94%

      Total                             327                     $36,462,722.97                             100.00%

                  LIEN POSITION OF ADJUSTABLE RATE CONTRACTS

                                                      % of Adjustable Rate
                                     Number of       Contracts by Number of    Aggregate Principal     Contracts by Outstanding
                                     Contracts            Contracts            Balance Outstanding         Principal Balance
                                     ---------   --------------------------    --------------------    ------------------------
  First                                 327                 100.00%               $36,462,722.97                 100.00%

    Total                               327                 100.00%               $36,462,722.97                 100.00%

           MONTH OF NEXT RATE ADJUSTMENT - ADJUSTABLE RATE CONTRACTS


                                                                                                  % of Adjustable Rate
                                       Number of              Aggregate Principal                Contracts by Outstanding
Month of Next Rate Adjustment          Contracts              Balance Outstanding                   Principal Balance
-----------------------------  ------------------------- -------------------------------- -------------------------------------
May 1997                                    1                       115,973.25                       0.32%
June 1997                                   2                       470,000.09                       1.29%
July 1997                                  12                     1,506,453.18                       4.13%
August 1997                                38                     6,069,301.39                      16.65%
September 1997                             92                     7,986,359.64                      21.90%
October 1997                               52                     4,813,466.78                      13.20%
November 1997                              31                     3,388,330.63                       9.29%
December 1997                               6                       636,404.99                       1.75%
January 1999                                3                       524,693.06                       1.44%
February 1999                              15                     1,849,603.64                       5.07%
March 1999                                 53                     6,572,645.29                      18.03%
April 1999                                 22                     2,529,491.03                       6.94%

   Total (1)                              327                   $36,462,722.97                     100.00%

---------------
(1) Percentages do not add to 100% due to rounding

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

           DISTRIBUTION OF GROSS MARGIN - ADJUSTABLE RATE CONTRACTS

                                                                               % of Adjustable Rate
                             Number of           Aggregate Principal         Contracts by Outstanding
Gross Margin                 Contracts           Balance Outstanding             Principal Balance
----------------------- -----------------  ------------------------------ ----------------------------
3.250%-3.500%                     1                $   138,835.27                      0.38%
4.251%-4.500%                     1                $   224,846.63                      0.62%
4.501%-4.750%                     1                $   166,221.30                      0.46%
4.751%-5.000%                    53                $ 7,139,642.86                     19.58%
5.001%-5.250%                    13                $ 1,382,534.73                      3.79%
5.251%-5.500%                    52                $ 7,111,108.57                     19.50%
5.501%-5.750%                    15                $ 1,731,288.08                      4.75%
5.751%-6.000%                    38                $ 4,880,933.61                     13.39%
6.001%-6.250%                    22                $ 2,064,212.67                      5.66%
6.251%-6.500%                    19                $ 2,460,966.14                      6.75%
6.501%-6.750%                    15                $ 1,485,304.33                      4.07%
6.751%-7.000%                    24                $ 2,456,284.34                      6.74%
7.001%-7.250%                    14                $ 1,175,073.00                      3.22%
7.251%-7.500%                    14                $ 1,269,981.72                      3.48%
7.501%-7.750%                     9                $   575,988.00                      1.58%
7.751%-8.000%                    16                $ 1,210,858.72                      3.32%
8.251%-8.500%                     5                $   206,570.00                      0.57%
8.501%-8.750%                     4                $   231,300.00                      0.63%
8.751%-9.000%                     5                $   263,023.00                      0.72%
9.001%-9.250%                     1                $    36,400.00                      0.10%
9.251%-9.500%                     3                $   149,850.00                      0.41%
9.501%-9.750%                     1                $    69,000.00                      0.19%
Over 9.750%                       1                $    32,500.00                      0.09%

   Total                        327                $36,462,722.97                    100.00%

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call Your Lehman Brothers account executive for another copy.

                 MAXIMUM LOAN RATE - ADJUSTABLE RATE CONTRACTS


                                                                                           % of Adjustable Rate
                                 Number of                 Aggregate Principal            Contracts by Outstanding
Loan Rate                        Contracts                 Balance Outstanding                Principal Balance
---------------------------  -----------------    ------------------------------------  -------------------------------
Less than 14.001%                    3                       $   803,638.78                         2.20%
14.001%-14.250%                      1                       $   119,000.00                         0.33%
14.251%-14.500%                      7                       $   959,606.73                         2.63%
14.501%-14.750%                      9                       $ 1,490,133.10                         4.09%
14.751%-15.000%                     21                       $ 2,136,691.60                         5.86%
15.001%-15.250%                     13                       $ 1,813,213.23                         4.97%
15.251%-15.500%                     26                       $ 3,564,132.98                         9.77%
15.501%-15.750%                     29                       $ 3,356,518.43                         9.21%
15.751%-16.000%                     40                       $ 4,191,481.41                        11.50%
16.001%-16.250%                     19                       $ 1,979,727.33                         5.43%
16.251%-16.500%                     29                       $ 3,606,052.39                         9.89%
16.501%-16.750%                     17                       $ 1,800,141.73                         4.94%
16.751%-17.000%                     44                       $ 4,742,431.96                        13.01%
17.001%-17.250%                     14                       $ 1,532,424.53                         4.20%
17.251%-17.500%                     15                       $ 1,104,053.05                         3.03%
17.501%-17.750%                     14                       $ 1,489,318.26                         4.08%
17.751%-18.000%                     10                       $   679,763.34                         1.86%
Over 18.000%                        16                       $ 1,094,394.12                         3.00%

   Total                           327                       $36,462,722.97                       100.00%

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                 MINIMUM LOAN RATE - ADJUSTABLE RATE CONTRACTS

                                                                                              % of Adjustable Rate
                               Number of                    Aggregate Principal             Contracts by Outstanding
Loan Rate                      Contracts                    Balance Outstanding                 Principal Balance
----------------               ---------                    -------------------             ------------------------
Less than 8.001%                  17                        $ 2,545,628.21                             6.98%
8.001%-8.250%                      5                        $   502,078.00                             1.38%
8.251%-8.500%                     15                        $ 1,639,571.19                             4.50%
8.501%-8.750%                     16                        $ 1,915,358.34                             5.25%
8.751%-9.000%                     28                        $ 2,781,409.46                             7.63%
9.001%-9.250%                     13                        $ 1,995,031.39                             5.47%
9.251%-9.500%                     27                        $ 4,091,316.81                            11.22%
9.501%-9.750%                     22                        $ 2,520,858.11                             6.91%
9.751%-10.000%                    35                        $ 4,089,862.15                            11.22%
10.001%-10.250%                   16                        $ 1,474,031.17                             4.04%
10.251%-10.500%                   25                        $ 2,951,230.79                             8.09%
10.501%-10.750%                   19                        $ 2,121,673.24                             5.82%
10.751%-11.000%                   34                        $ 3,352,246.48                             9.19%
11.001%-11.250%                   14                        $ 1,666,618.91                             4.57%
11.251%-11.500%                   12                        $   693,268.29                             1.90%
11.501%-11.750%                   10                        $ 1,045,086.75                             2.87%
11.751%-12.000%                    7                        $   430,018.87                             1.18%
12.001%-12.250%                    1                        $    81,436.30                             0.22%
12.251%-12.500%                    2                        $    94,200.00                             0.26%
12.501%-12.750%                    1                        $    73,911.91                             0.20%
12.751%-13.000%                    1                        $   104,851.66                             0.29%
13.001%-13.250%                    1                        $    36,400.00                             0.10%
13.251%-13.500%                    1                        $    23,934.94                             0.07%
13.501%-13.750%                    2                        $    98,450.00                             0.27%
13.751%-14.000%                    1                        $    61,750.00                             0.17%
   Over 14.000%                    2                        $    72,500.00                             0.20%
      Total                      327                        $36,462,722.97                           100.00%

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                         CPR PREPAYMENT SENSITIVITIES
                    FOR CERTIFICATES FOR HOME EQUITY LOANS

                               50% of Base*         75% of Base*        100% of Base*        125% of Base*        150% of Base*
                               WAL/Maturity         WAL/Maturity        WAL/Maturity         WAL/Maturity         WAL/Maturity
To Call                      ----------------     ----------------     ---------------      ---------------      ---------------
A-1 ARM                       6.02 - 04/15/12      4.21 - 05/15/09     3.17 - 09/15/06      2.53 - 11/15/04      2.09 - 07/15/03

A-1                           0.68 - 07/15/98      0.54 - 04/15/98     0.45 - 03/15/98      0.39 - 01/15/98      0.34 - 01/15/98

A-2                           1.78 - 10/15/99      1.32 - 03/15/99     1.08 - 10/15/98      0.93 - 08/15/98      0.82 - 06/15/98

A-3                           3.70 - 08/15/02      2.62 - 01/15/01     2.05 - 03/15/00      1.69 - 09/15/99      1.45 - 04/15/99

A-4                           5.93 - 03/15/04      4.01 - 11/15/01     3.05 - 10/15/00      2.48 - 02/15/00      2.09 - 09/15/99

A-5                          11.30 - 04/15/12      7.42 - 01/15/09     5.03 - 07/15/06      3.62 - 04/15/02      2.94 - 04/15/01

A-6                           7.57 - 04/15/12      6.89 - 11/15/08     6.37 - 05/15/06      5.64 - 09/15/04      4.68 - 06/15/03

M-1                          14.88 - 04/15/12     11.96 - 05/15/09     9.38 - 10/15/06      7.54 - 12/15/04      6.29 - 09/15/03

M-2                          14.88 - 04/15/12     11.96 - 05/15/09     9.38 - 10/15/06      7.54 - 12/15/04      6.29 - 09/15/03

B-1                           9.21 - 02/15/11      6.62 - 08/15/07     5.14 - 05/15/05      4.57 - 04/15/04      4.29 - 08/15/03

B-2                          14.76 - 04/15/12     11.68 - 05/15/09     9.15 - 10/15/06      7.48 - 12/15/04      6.29 - 09/15/03

To Maturity
M-1                          15.28 - 05/15/14     13.51 - 04/15/12    10.72 - 12/15/09      8.64 - 08/15/07      7.12 - 11/15/05

M-2                          19.84 - 04/15/27     16.60 - 04/15/27    14.81 - 04/15/27     12.68 - 04/15/27     10.74 - 04/15/27

B-2                          18.51 - 04/15/27     15.07 - 04/15/27    12.12 - 04/15/27     10.34 - 04/15/27      9.10 - 04/15/27

_______________
* 100% Base (100% Prepayment Assumption) assumes (a) for the fixed rate collateral, a constant prepayment rate of 4% per annum of the then outstanding principal balance of the Fixed Rate Contracts in the first month of the life of the Fixed Rate Contracts and an additional 1.45% (precisely, 16/11%) per annum in each month thereafter until the twelfth month. Beginning in twelfth month and in each month thereafter, the constant prepayment rate is 20% and
  (b) for the Adjustable Rate Contracts, a constant prepayment rate of 5.6% per annum of the then outstanding principal balance of the Adjustable Rate Contracts in the first month of the life of the Adjustable Rate Contracts and an additional 2.04% (precisely, 22.4/11%) per annum in each month thereafter until the twelfth month. Beginning in twelfth month and in each month thereafter, the constant prepayment rate is 28%.






Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call Your Lehman Brothers account executive for another copy.